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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 17, 2000
                        (Date of earliest event reported)


                           ONYX ACCEPTANCE CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-92573                   33-0577635
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)



  27051 Towne Centre Drive, Suite 100
      Foothill Ranch, California                                     92610
(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

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Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-1 (File No. 333-92573) filed with the Securities and Exchange Commission (the "Commission") on December 10, 1999, Amendment No. 1 thereto filed with the Commission on January 19, 2000, Amendment No. 2 thereto filed with the Commission on February 8, 2000 and Amendment No. 3 thereto filed with the Commission on April 7, 2000 (as amended, the "Registration Statement"), pursuant to which the Registrant registered $12,000,000 aggregate principal amount of its 12 1/2 % Subordinated Notes due June 15, 2006 (the "Notes"), for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus (the "Prospectus"), dated April 12, 2000, as filed with the Commission pursuant to Rule 424(b)(4), with respect to the Registrant's Notes (the "Offered Notes").

         The Offered Notes were sold to Miller & Schroeder Financial, Inc. ("Miller & Schroeder") and Peacock, Hislop, Staley & Given, Inc. ("Peacock" and together with Miller & Schroeder, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of April 12, 2000 (the "Underwriting Agreement") between the Registrant and Miller & Schroeder, as representative of itself and Peacock. A copy of the Underwriting Agreement is filed herewith as
Exhibit 1.2.

         The Notes were issued pursuant to an Indenture dated as of April 17, 2000 (the "Indenture") among the Registrant and Bankers Trust Company, as Trustee. A copy of the Indenture is filed herewith as Exhibit 4.4.


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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                      1.2 Underwriting Agreement dated as of April 12, 2000 by and among the Registrant and Miller & Schroeder, as representative of the Underwriters

                      4.4 Indenture dated as of April 17, 2000 between the Registrant and Bankers Trust Company, as Trustee


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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ONYX ACCEPTANCE CORPORATION



April 20, 2000                         By: /s/  Don P. Duffy
                                           -------------------------------------
                                           Don P. Duffy
                                           Executive Vice President and
                                           Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

    1.2 Underwriting Agreement dated as of April 12, 2000 by and among the Registrant and Miller & Schroeder, as representative of the Underwriters

    4.4 Indenture dated as of April 17, 2000 between the Registrant and Bankers Trust Company, as Trustee